 NUMBER                                                            SHARES

                            GRAPHON CORPORATION                 COMMON STOCK

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                              CUSIP

This                                                           SEE REVERSE FOR
certifies                                                    CERTAIN DEFINITIONS
that


                                  SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.0001 PER SHARE, OF

-------------------------- GRAPHON CORPORATION -----------------------------

                           CERTIFICATE OF STOCK

(hereinafter called the "Corporation"), transferable upon the book of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued under and shall be subject to all the provisions of the Certificate of Incorporation and By-Laws of the Corporation (copies of which are on file at the office of the Transfer Agent of the Corporation) to all of which the holder by acceptance hereof assents.

This certificate is not valid unless countersigned by the Transfer Agent.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[SEAL]                  /s/ Thomas A. Bevilacqua          /s/ Walter Keller
                           SECRETARY                         PRESIDENT





COUNTERSIGNED:

  AMERICAN STOCK TRANSFER & TRUST COMPANY
             (NEW YORK, NY)        TRANSFER AGENT
BY

/s/ [ILLEGIBLE]

                    AUTHORIZED OFFICER

                         GRAPHON CORPORATION

The Corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscriptions on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT -      Custodian
TEN ENT - as tenants by the entireties                    -----           -----
JT TEN - as joint tenants with right of                   (Cust)         (Minor)
         survivorship and not as tenants           under Uniform Gifts to Minors
         in common                                 Act
                                                       -------------------------
                                                                (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ______________________________________________________________________ ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.
DATED ____________________




Signature(s) Guaranteed:

-------------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.